Exhibit 99.1

Red Robin Gourmet Burgers Receives Notice of

Potential Delisting from Nasdaq due to Late Filing of Form 10-K

Company Expects to File Form 10-K on or Before April 7th

Greenwood Village, CO — (BUSINESS WIRE) – March 31, 2005 – Red Robin Gourmet Burgers, Inc. (Nasdaq: RRGB), a casual dining restaurant chain that serves an imaginative selection of high quality gourmet burgers to America’s families, particularly women, teens and tweens, today announced that on March 30, 2005, the Company received notice from The Nasdaq Stock Market, Inc. that the Company’s securities are subject to potential delisting as of April 8, 2005 due to the Company’s failure to file its 2004 Annual Report on Form 10-K on a timely basis. The Company had previously announced a delay in the filing of its Form 10-K, as the Company, like many other companies in the retail and restaurant industries, has been reviewing its lease accounting policies in light of recent interpretations issued by the Staff of the Securities and Exchange Commission. Because of this delay, the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14), which requires the timely filing with Nasdaq of all reports and other documents filed or required to be filed with the SEC. As a result, Nasdaq will change the Company’s trading symbol from “RRGB” to “RRGBE” beginning on Friday, April 1, 2005.

The Company presently expects to complete its lease accounting review and to file its Form 10-K on or before April 7, 2005. Upon filing of the Form 10-K, the Company believes that it will then be in compliance with the standards for continued listing on Nasdaq. If necessary, and as permitted under the Nasdaq Marketplace Rules, the Company intends to request a hearing before the Nasdaq Office of Listing Qualifications Hearings and seek an extension of time to comply with the applicable filing requirement. The hearing request, if made, will stay the delisting of the Company’s securities pending a final determination by the Nasdaq Listing Qualifications Panel. There can be no assurance that the Panel will grant the Company’s request for continued listing.

About Red Robin Gourmet Burgers

Red Robin Gourmet Burgers (www.redrobin.com) is a casual dining restaurant chain that serves an imaginative selection of high quality gourmet burgers to America’s families, particularly women, teens and tweens. Red Robin serves gourmet burgers in a variety of recipes with bottomless fries, as well as many other items including salads, soups, appetizers, entrees, desserts, and its signature Mad Mixology® specialty beverages. There are more than 260 Red Robin locations across the United States and Canada, including both company-owned locations and those operated under franchise or license agreements.

Forward-Looking Statements

Certain information contained in this press release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are other than statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this press release are based on information available to us on the date hereof. Such statements speak only as of the date hereof and we assume no obligation to update such forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include, but are not limited to, the following: our ability to achieve and manage our planned expansion; our ability to raise capital in the future; the ability of our franchisees to open and manage new restaurants; our franchisees’ adherence to our practices, policies and procedures; changes in the availability and cost of food; potential fluctuation in our quarterly operating results due to seasonality and other factors; the continued service of key management personnel; the concentration of our restaurants in the Western United States; our ability to protect our name and logo and other proprietary information; changes in consumer preferences, general economic conditions or consumer discretionary spending; health concerns about our food products and food preparation; our ability to attract, motivate and retain qualified team members; the impact of federal, state or local government regulations relating to our team members or the sale of food or alcoholic beverages; the impact of litigation; the effect of competition in the restaurant industry; cost and availability of capital; our ability to comply with Section 404 of the Sarbanes-Oxley Act; additional costs associated with compliance and corporate governance, including the Sarbanes-Oxley Act and related regulations and requirements; and other risk factors described from time to time in SEC reports filed by Red Robin.

For further information contact:

Don Duffy

Integrated Corporate Relations

203-682-8200